UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     December 15, 2004

                    Winnebago Industries, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-06403	42-0802678
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                     641-585-3535

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

Winnebago Industries, Inc. is filing herewith a press release issued on December 15, 2004, as Exhibit 99.1 which is included herein. The press release was issued to report earnings for the first quarter ended November 27, 2004 of fiscal 2005.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release of Winnebago Industries, Inc. dated December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004	WINNEBAGO INDUSTRIES, INC.

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Winnebago Industries, Inc. dated December 15, 2004.